UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2023

Generac Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34627	20-5654756
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

S45 W29290 Hwy 59
Waukesha, Wisconsin	53189
(Address of principal executive offices)	(Zip Code)

(262) 544-4811
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GNRC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03         Amendments to Articles of Incorporate or Bylaws; Change in Fiscal Year

On March 9, 2023, the Board of Directors of Generac Holdings Inc. (the “Company”), upon recommendation of the Nominating and Corporate Governance Committee, adopted an amendment and restatement of the Company’s Amended and Restated Bylaws (as further amended and restated, the “Restated Bylaws”) to, among other things, provide “proxy access” for eligible stockholders and make changes in connection with the new Securities and Exchange Commission rules regarding universal proxy cards.

The proxy access bylaw permits a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding stock continuously for at least 3 years, to nominate and include in the Company’s proxy materials director nominees constituting up to the greater of 20% of the Board of Directors or two directors, provided that such stockholder(s) and nominee(s) satisfy the requirements set forth in the Restated Bylaws.

The Restated Bylaws also allow the Company, unless otherwise required by law, to consider certain stockholder nominations of director candidates to be null and void where any stockholder (i) provides notice pursuant to the SEC’s universal proxy rule, and (ii) subsequently (A) notifies the Company that such stockholder no longer intends to solicit proxies in support of director nominees other than the Company’s director nominees in accordance with such rule, (B) fails to comply with the requirements of the universal proxy rule, or (C) fails to provide reasonable evidence sufficient to satisfy the Company that the requirements of the universal proxy rule have been met. The Restated Bylaws also add a provision that any stockholder soliciting proxies from other stockholders must use a proxy card other than white, which is reserved for exclusive use by the Board of Directors.

The Restated Bylaws also remove a certain legacy provision and include certain other conforming changes and clarifications. The Restated Bylaws are filed as Exhibit 3.2 hereto.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Generac Holdings Inc.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAC HOLDINGS INC.

	Name:	Raj Kanuru
Date: March 10, 2023	Title:	EVP, General Counsel & Secretary

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